                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 13
                                       TO
                                    FORM T-3
                FOR APPLICATIONS FOR QUALIFICATION OF INDENTURES
                                    UNDER THE
                           TRUST INDENTURE ACT OF 1939



                            SAN JACINTO HOLDINGS INC.
                               (NAME OF APPLICANT)

                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201
                    (Address of Principal Executive Offices)


                             SECURITIES ISSUED UNDER
                             THE INDENTURE QUALIFIED

     Title of Class                                              Amount
     --------------                                              ------

12% Senior Subordinated Notes                                  Maximum of
Due December 31, 2002                                          $66,138,406



                            Name and Address of Agent
                             for Service of Process:

                                 Elvis L. Mason
                            San Jacinto Holdings Inc.
                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201

                                 with a copy to:

                          J. Kenneth Menges, Jr., P.C.
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                            Dallas, Texas 75201-4618



                  Effective Date of Form T-3: January 25, 1996



                      This Document Consists of ____ Pages
                        Exhibit Index Begins on Page ____

                                                               November 24, 1998

POST-EFFECTIVE AMENDMENT NO. 13 TO FORM T-3

Filed herewith as Exhibit T3E-17 is the Quarterly Financial Statements for the three and nine month periods ended September 30, 1998 of San Jacinto Holdings Inc. (the "Company") and Safeguard Business Systems, Inc. which is required to be furnished to holders of the Company's 12% Senior Subordinated Notes (the "New Notes") and filed with the Securities and Exchange Commission pursuant to
Section 4.03 of the indenture between the Company and U.S. Trust Company of Texas, N.A., as Trustee which governs the New Notes of the Company.



                THE DATE OF THIS POST-EFFECTIVE AMENDMENT NO. 13
                       TO FORM T-3 IS NOVEMBER 16, 1998.

Contents of Application for Qualification. This application for qualification comprises:

         (a)   One page, numbered 1.

   **    (b)   The Statement of Eligibility and Qualification of U.S. Trust
               Company of Texas, N.A. as trustee under the New Notes Indenture to be qualified.

         (c) The following exhibits in addition to those filed as part of the Statement of Eligibility and Qualification of the trustee.

   ** EXHIBIT T3A - Certificate of Incorporation, with all amendments thereto, of the Company.

   **          EXHIBIT T3B - Amended and Restated By-laws of the Company.

   ** EXHIBIT T3C-1 - Indenture dated as of ___________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

   ** EXHIBIT T3C-2 - Indenture dated as of ____________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3C-3 - Indenture dated as of _____________, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3C-4 - Amended Indenture dated as of January 26, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

               EXHIBIT T3D - Not Applicable.

   **          EXHIBIT T3E-1 - Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-2(a) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

   ** EXHIBIT T3E-2(b) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

   ** EXHIBIT T3E-2(c) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T2E-2(d) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-2(e) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-2(f) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-3(a) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

   ** EXHIBIT T3E-3(b) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

   ** EXHIBIT T3E-3(c) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

   ** EXHIBIT T3E-3(d) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients.

   ** EXHIBIT T3E-3(e) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-3(f) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-3(g) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-3(h) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-3(i) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-3(j) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-(k) - Form of letter to Broker, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-(l) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

   **          EXHIBIT T3E-4(a) - Supplement to Exchange Offer and Consent
               Solicitation.

   ** EXHIBIT T3E-4(b) - Second Supplement to Exchange Offer and Consent Solicitation.

   ** EXHIBIT T3E-4(c) - Third Supplement to Exchange Offer and Consent Solicitation.

   **          EXHIBIT T3E-5 - Notice of Extension of Expiration Date.

   ** EXHIBIT T3E-6 - 1995 Annual Report of the Company and Safeguard Business Systems, Inc.

   ** EXHIBIT T3E-7 - Quarterly Financial Statements for the three month period ended March 31, 1996.

   ** EXHIBIT T3E-8 - Quarterly Financial Statements for the three and six month periods ended June 30, 1996.


--------------
*     Filed herewith.
**    Filed previously.

   ** EXHIBIT T3E-9 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1996.

   ** EXHIBIT T3E-10 - 1996 Annual Report of the Company and Safeguard Business Systems, Inc.

   ** EXHIBIT T3E-11 - Quarterly Financial Statements for the three month period ended March 31, 1997.

   ** EXHIBIT T3E-12 - Quarterly Financial Statements for the three and six month periods ended June 30, 1997.

   ** EXHIBIT T3E-13 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1997.

   ** EXHIBIT T3E-14- 1997 Annual Report of the Company and Safeguard Business Systems, Inc.

   ** EXHIBIT T3E-15 - Quarterly Financial Statements for the three month period ended March 31, 1998.

   ** EXHIBIT T3E-16 - Quarterly Financial Statements for the three and six month periods ended June 30, 1998.

   * EXHIBIT T3E-17 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1998.

   ** EXHIBIT T3F - A cross reference sheet showing the exact location of the provisions of the New Notes Indenture inserted therein pursuant to Section 310 through 318(A), inclusive, of the Act (included as part of Exhibit T3C).





--------------
*     Filed herewith.
**    Filed previously.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the applicant, San Jacinto Holdings Inc., a corporation organized and existing under the laws of the State of Delaware, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Dallas, Texas on the 16th day of November 1998.

(SEAL)


                                       SAN JACINTO HOLDINGS INC.



Attest:                                By:  /s/ Elvis L. Mason
                                           -------------------------------------
                                       Name: Elvis L. Mason
                                       Title: Chairman and Chief Executive
                                              Officer

 /s/ Michael D. Magill
--------------------------------
Name: Michael D. Magill
Title: President and Chief
       Operating Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                      EXHIBIT                                 PAGE
-----------                      -------                                 ----


 ** EXHIBIT T3A        Certificate of Incorporation, with all
                       amendments thereto, of the Company .........

 ** EXHIBIT T3B        Amended and Restated By-laws of the
                       Company ....................................

 ** EXHIBIT T3C-1      Indenture dated as of ___________, 1995,
                       between the Company and U.S. Trust Company
                       of Texas, N.A., as Trustee .................

 ** EXHIBIT T3C-2      Indenture dated as of ___________, 1995,
                       between the Company and U.S. Trust Company
                       of Texas, N.A., as Trustee pursuant to the
                       Supplement to Exchange Offer and Consent
                       Solicitation ...............................

 ** EXHIBIT T3C-3      Indenture dated as of _________, 1996,
                       between the Company and U.S. Trust Company
                       of Texas, N.A., as Trustee pursuant to the
                       Third Supplement to Exchange Offer and
                       Consent Solicitation .......................

 ** EXHIBIT T3C-4      Amended Indenture dated as of January 26,
                       1996, between the Company and U.S. Trust
                       Company of Texas, N.A., as Trustee .........

    EXHIBIT T3D        Not Applicable

 ** EXHIBIT T3E-1      Exchange Offer and Consent Solicitation ....

 ** EXHIBIT T3E-2(a)   Form of Letter of Transmittal to holders of
                       the Company's 8% Senior Subordinated Notes
                       due December 31, 2000 ......................

 ** EXHIBIT T3E-2(b)   Form of Letter of Transmittal to holders of
                       the Company's 8% Subordinated Debentures due
                       December 31, 2000 ..........................

 ** EXHIBIT T3E-2(c)   Form of Letter of Transmittal to holders of
                       the Company's 8% Senior Subordinated Notes
                       due December 31, 2000 pursuant to the
                       Supplement to Exchange Offer and Consent
                       Solicitation ...............................

 ** EXHIBIT T3E-2(d)   Form of Letter of Transmittal to holders of
                       the Company's 8% Subordinated Debentures
                       due December 31, 2000 pursuant to the
                       Supplement to Exchange Offer and Consent
                       Solicitation ...............................

 ** EXHIBIT T3E-2(e)   Form of Letter of Transmittal to holders of
                       the Company's 8% Senior Subordinated Notes
                       due December 31, 2000 pursuant to the Third
                       Supplement to Exchange Offer and Consent
                       Solicitation ...............................


--------------
*     Filed herewith.
**    Filed previously.

 ** EXHIBIT T3E-2(f)   Form of Letter of Transmittal to holders of
                       the Company's 8% Senior Subordinated
                       Debentures due December 31, 2000 pursuant
                       to the Third Supplement to Exchange Offer
                       and Consent Solicitation ...................

 ** EXHIBIT T3E-3(a)   Form of Notice of Guaranteed Delivery to be
                       provided to holders of the Company's 8%
                       Senior Subordinated Notes due December 31,
                       2000 .......................................

 ** EXHIBIT T3E-3(b)   Form of Notice of Guaranteed Delivery to
                       be provided to holders of the Company's
                       8% Subordinated Debentures due December 31,
                       2000 .......................................

 ** EXHIBIT T3E-3(c)   Form of letter to Brokers, Dealers,
                       Commercial Banks, Trust Companies and
                       Other Nominees .............................

 ** EXHIBIT T3E-3(d)   Form of letter to be sent by Brokers,
                       Dealers, Commercial Banks, Trust Companies
                       and Other Nominees to their clients ........

 ** EXHIBIT T3E-3(e)   Form of Notice of Guaranteed Delivery to
                       be provided to holders of the Company's 8%
                       Senior Subordinated Notes due December 31,
                       2000 pursuant to the Supplement to Exchange
                       Offer and Consent Solicitation .............


 ** EXHIBIT T3E-3(f)   Form of Notice of Guaranteed Delivery to
                       be provided to holders of the Company's 8%
                       Subordinated Debentures due December 31,
                       2000 pursuant to the Supplement to Exchange
                       Offer and Consent Solicitation .............

 ** EXHIBIT T3E-3(g)   Form of letter to Brokers, Dealers,
                       Commercial Banks, Trust Companies and Other
                       Nominees pursuant to the Supplement to
                       Exchange Offer and Consent Solicitation ....

 ** EXHIBIT T3E-3(h)   Form of letter to be sent by Brokers,
                       Dealers, Commercial Banks, Trust Companies
                       and Other Nominees to their clients pursuant
                       to the Supplement to Exchange Offer and
                       Consent Solicitation .......................

 ** EXHIBIT T3E-3(i)   Form of Notice of Guaranteed Delivery to be
                       provided to holders of the Company's 8%
                       Senior Subordinated Notes due December 31,
                       2000 pursuant to the Third Supplement to
                       Exchange Offer and Consent Solicitation ....

 ** EXHIBIT T3E-3(j)   Form of Notice of Guaranteed Delivery to be
                       provided to holders of the Company's 8%
                       Subordinated Debentures due December 31,
                       2000 pursuant to the Third Supplement to
                       Exchange Offer and Consent Solicitation ....


--------------
*     Filed herewith.
**    Filed previously.

 ** EXHIBIT T3E-3(k)   Form of letter to Broker, Dealers,
                       Commercial Banks, Trust Companies and Other
                       Nominees pursuant to the Third Supplement to Exchange Offer and Consent Solicitation .

 ** EXHIBIT T3E-3(l)   Form of letter to be sent by Brokers,
                       Dealers, Commercial Banks, Trust Companies
                       and Other Nominees to their clients pursuant
                       to the Third Supplement to Exchange Offer
                       and Consent Solicitation ...................

 ** EXHIBIT T3E-4(a)   Supplement to Exchange Offer and Consent
                       Solicitation ...............................

 ** EXHIBIT T3E-4(b)   Second Supplement to Exchange Offer and
                       Consent Solicitation .......................

 ** EXHIBIT T3E-4(c)   Third Supplement to Exchange Offer and
                       Consent Solicitation .......................

 ** EXHIBIT T3E-5      Notice of Extension of Expiration Date .....

 ** EXHIBIT T3E-6      1995 Annual Report of the Company and
                       Safeguard Business Systems, Inc. ...........

 ** EXHIBIT T3E-7      Quarterly Financial Statements for the three
                       month period ended March 31, 1996 ..........

 ** EXHIBIT T3E-8      Quarterly Financial Statements for the three
                       and six month periods ended June 30, 1996 ..

 ** EXHIBIT T3E-9      Quarterly Financial Statements for the three
                       and nine month periods ended September 30,
                       1996 .......................................

 ** EXHIBIT T3E-10     1996 Annual Report of the Company and
                       Safeguard Business Systems, Inc. ...........

 ** EXHIBIT T3E-11     Quarterly Financial Statements for the three
                       month period ended March 31, 1997 ..........




--------------
*     Filed herewith.
**    Filed previously.

  * EXHIBIT T3E-12     Quarterly Financial Statements for the six
                       month period ended June 30, 1997 ...........

 ** EXHIBIT T3E-13     Quarterly Financial Statements for the three
                       and nine month periods ended September 30,
                       1997 .......................................

 ** EXHIBIT T3E-14     1997 Annual Report of the Company and
                       Safeguard Business Systems, Inc. ...........

 ** EXHIBIT T3E-15     Quarterly Financial Statements for the three
                       month period ended March 31, 1998 ..........

 ** EXHIBIT T3E-16     Quarterly Financial Statements for the three
                       month and six month periods ended June 30,
                       1998 .......................................

  * EXHIBIT T3E-17     Quarterly Financial Statements for the three
                       month and nine month periods ended September
                       30, 1998 ...................................






--------------
*Filed herewith.
** Filed as part of or as the exhibit indicated to the Form T-3 filed with the
   Commission on December 1, 1995 and incorporated herein by reference.
*** Filed as part of or as the exhibit indicated to the Form T-3 filed with the
    Commission on December 15, 1995 and incorporated herein by reference.
**** Filed as Exhibit T3C to the Application for Qualification of Indenture on
     Form T-3 (No. 22-21350) filed by the Company with the Securities and Exchange Commission on November 21, 1991 and incorporated herein by reference.